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EXHIBIT 10.7
                                   AGREEMENT

     This Agreement ("Agreement") is entered into this 20th day of June, 1996, ("Effective Date") between Automated Dispatch Systems, Inc., a Florida corporation ("ADS"), Comprehensive Paratransit Services, a Florida joint venture ("CPS"), and SEM, Inc., a Florida corporation ("SEM").


                                    RECITALS

A. WHEREAS, ADS and CPS are parties to that certain Dispatch Services Agreement (the "Dispatch Services Agreement") of even date herewith;

B. WHEREAS, ADS and SEM are parties to that certain Management & Advisory Agreement (the "Management and Advisory Agreement") of even date herewith;

C. WHEREAS, RadioSoft, Inc., a Delaware corporation ("RadioSoft"), owns all of the issued and outstanding capital stock of ADS;

D. WHEREAS, ADS, CPS and SEM desire to set forth herein additional terms to address certain contingencies.


                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, the sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound agree as follows:

1.   Recitals.  The foregoing recitals are true and correct.
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2.   Management & Advisory Agreement.  In the event that RadioSoft files a
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     registration statement for any of its securities, the Management and
     Advisory Agreement shall be terminated upon the filing of such registration statement.

3.   Dispatch Services Agreement.  In the event that (a) RadioSoft files a
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     registration statement for any of its securities, or (b) RadioSoft sells or otherwise transfers to a third party that is not an affiliate of RadioSoft fifty percent or more of the capital stock of ADS, or (c) TGIS, New York general partnership, and its affiliates no longer collectively own at least fifty percent (50%) of the issued and outstanding capital stock of RadioSoft, then the "Transaction Fee" under the Dispatch Services Agreement shall be reduced to an amount that is equal to sixty-two and one-quarter percent (62.25%) of the amount of the Transaction Fee prior to such reduction. Such reduction shall take place upon the filing
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     of such registration statement. The remainder of the terms of the Dispatch
     Services Agreement shall remain unchanged, including the provisions for increases in the Transaction Fee; provided, however, that any such future increases shall be of the Transaction Fee as reduced by this Agreement.

4.   Option.  Each of CPS and SEM shall have the option, exercisable in its sole
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     discretion upon ten (10) days written notice to each of the other parties to this agreement, to terminate or cause the termination of the Management and Advisory Agreement. Upon such a termination, the "Transaction Fee" under the Dispatch Services Agreement shall be reduced to an amount that is equal to sixty-two and one-quarter percent (62.25%) of the amount of the Transaction Fee prior to such reduction. The remainder of the terms of the Dispatch Services Agreement shall remain unchanged, including the provisions for increases in the Transaction Fee; provided, however, that any such future increases shall be of the Transaction Fee as reduced by this Agreement.

5.   Governing Law.  This Agreement shall be governed by and construed in
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     accordance with the laws of the State of Florida.  Any action or claim pursuant to this Agreement shall be maintained only in a court of competent jurisdiction in Dade County, Florida. The parties hereby agree to submit to jurisdiction in any such court in the event of any such claim or action.

6.   Amendment.  This Agreement may not be amended or modified in any way except
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     by written instrument executed by all of the parties.

7.   Non-waiver.  The waiver of any breach or commitment under this Agreement by
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     any party shall not constitute the waiver of any other breach or commitment pursuant to this Agreement.

8.   Severability.  If any provision of this Agreement is held invalid by law,
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     rule, order or regulation of any relevant government, or by the final determination of a court of last resort, such invalidity shall not affect
     (a) the other provisions of this Agreement; (b) the application of such provision to any other circumstance other than that with respect to which this Agreement was found to be unenforceable, or (c) the validity or enforceability of this Agreement as a whole.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

AUTOMATED DISPATCH SYSTEMS, INC.


By:_______________________________________
     John Shermyen, its President
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COMPREHENSIVE PARATRANSIT SERVICES


By:_______________________________________________
     Martin Adler, President of Metro Limo Inc.


SEM, INC.


By:_______________________________________________
     Its President